                                                             EXHIBIT (h)(13)(e)

                  AMENDMENT NO. 16 TO PARTICIPATION AGREEMENT

     Pursuant to the Participation Agreement, made and entered into as of the 13th day of April 1998, and as amended on July 7, 2014, by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of August 1, 2014.

                                      AMERICAN GENERAL LIFE
                                      INSURANCE COMPANY
                                      By its authorized officers,

                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                      Attest:____________________________
                                      Name:______________________________
                                      Title:_____________________________

                                      (Corporate Seal)

                                      MFS VARIABLE INSURANCE TRUST,
                                      ON BEHALF OF THE PORTFOLIOS
                                      By its authorized officer,

                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                      MASSACHUSETTS FINANCIAL SERVICES
                                      COMPANY
                                      By its authorized officer,

                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

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                                                           As of August 1, 2014

                                  SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

        NAME OF SEPARATE
        ACCOUNT AND DATE                     POLICIES FUNDED                       PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS          BY SEPARATE ACCOUNT               APPLICABLE TO POLICIES
--------------------------------- -------------------------------------- -------------------------------
 American General Life Insurance  Platinum Investor I Flexible Premium   MFS Growth Series (formerly MFS
             Company                      Life Insurance Policy          Emerging Growth Series)
      Separate Account VL-R               Policy Form No. 97600          MFS Research Series
          (May 1, 1997)                                                  MFS Core Equity Series
                                                                         MFS New Discovery Series

                                  Platinum Investor II Flexible Premium
                                          Life Insurance Policy
                                          Policy Form No. 97610

                                       Corporate America-Variable
                                          Life Insurance Policy
                                          Policy Form No. 99301

                                   Platinum Investor Survivor Variable
                                          Life Insurance Policy
                                          Policy Form No. 99206

                                          Platinum Investor III
                                          Flexible Premium Life
                                            Insurance Policy
                                          Policy Form No. 00600

                                      Platinum Investor Survivor II
                                     Variable Life Insurance Policy
                                          Policy Form No. 01206

                                         Platinum Investor PLUS
                                  Flexible Premium Life Insurance Policy
                                          Policy Form No. 02600

                                     Platinum Investor FlexDirector
                                     Flexible Premium Variable Life
                                            Insurance Policy
                                          Policy Form No. 03601
                                      (effective February 12, 2004)

                                          Platinum Investor IV
                                     Flexible Premium Variable Life
                                            Insurance Policy
                                          Policy Form No. 04604
                                       (effective January 1, 2005)

                                          Platinum Investor VIP
                                   Flexible Premium Variable Universal
                                          Life Insurance Policy
                                          Policy Form No. 05604
                                      (effective February 1, 2006)

                                          Legacy Plus Variable           MFS Growth Series (formerly MFS
                                          Life Insurance Policy          Emerging Growth Series)
                                          Policy Form No. 98615


        NAME OF SEPARATE
        ACCOUNT AND DATE                     POLICIES FUNDED                       PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS          BY SEPARATE ACCOUNT               APPLICABLE TO POLICIES
--------------------------------- -------------------------------------  -------------------------------
                                          The One VUL Solution           MFS Investors Trust Series
                                     Variable Life Insurance Policy
                                          Policy Form No. 99615

                                         AIG Corporate Investor          MFS New Discovery Series
                                     Flexible Premium Variable Life      MFS Research Series
                                            Insurance Policy
                                          Policy Form No. 99301

                                        AIG Income Advantage VUL
                                     Flexible Premium Variable Life
                                            Insurance Policy
                                          Policy Form No. 07704

                                      AIG Protection Advantage VUL
                                     Flexible Premium Variable Life
                                            Insurance Policy
                                          Policy Form No. 07921

                                       AIG Income Advantage Select
                                     Flexible Premium Variable Life
                                            Insurance Policy
                                          Policy Form No. 08704

                                         AG Platinum Choice VUL
                                     Flexible Premium Variable Life
                                            Insurance Policy
                                          Policy Form No. 14904

                                             AG Legacy Plus              MFS Growth Series (formerly MFS
                                     Variable Life Insurance Policy      Emerging Growth Series)
                                          Policy Form No. 99616          MFS New Discovery Series
                                                                         MFS Total Return Series

 American General Life Insurance   Platinum Investor Variable Annuity    MFS Growth Series (formerly MFS
             Company                       Contract No. 98020            Emerging Growth Series)
       Separate Account D              Platinum Investor Immediate       MFS Research Series
       (November 19, 1973)                  Variable Annuity             MFS Core Equities Series
                                           Contract No. 03017            MFS New Discovery Series
                                      (effective January 15, 2004)

 American General Life Insurance   EquiBuilder II and EquiBuilder III    MFS Growth Series (formerly MFS
             Company                      VUL Flexible Premium           Emerging Growth Series)
     Separate Account VUL-2         Variable Universal Life Insurance    MFS Research Series
         (April 9, 1991)                        Policies                 MFS Investors Trust Series
                                          Policy Form No. T1735          MFS Total Return Series
                                                                         MFS Utilities Series
                                                                         MFS Core Equities Series

 American General Life Insurance             The Chairman VA             MFS Growth Series (formerly MFS
             Company                      Combination Fixed and          Emerging Growth Series)
      Separate Account VA-1             Variable Annuity Contract        MFS Research Series
         (May 22, 1996)              Contract Nos. T1575 and T1575Z      MFS Investors Trust Series
                                                                         MFS Total Return Series
                                                                         MFS Utilities Series
                                                                         MFS Core Equities Series
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